Income Tax	12 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income Tax
15.	Income Tax	A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

	June 30,
	2020	2019

Statutory U.S. federal rate	(21.00)%	(21.00)%
Effect of higher U.S. Federal statutory tax rate	-%	-%
State income taxes (net of federal tax benefit)	(7.00)%	(7.00)%
Permanent differences	7.10%	6.70%
Valuation allowance	(20.9)%	(21.3)%
True up of net operating loss	-%	-%
	0.0%	0.0%

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

	2020	2019
Deferred tax assets:
Net operating loss carry-forwards	$1,460,670	1,155,359

Valuation allowance	(1,460,670)	(1,155,359)
Net deferred tax asset	$-	$-

At June 30, 2020 the Company had estimated U.S. federal net operating losses of approximately $7,358,518 for income tax purposes. $2,614,000 will expire between 2031 and 2037 while the balance of the tax operating loss can be carried forward indefinitely. For financial reporting purposes, the entire amount of the net deferred tax assets has been offset by a valuation allowance due to uncertainty regarding the realization of the assets. The net change in the total valuation allowance for the year ended June 30, 2020 was an increase of $398,550. The Company follows FASC 740-10-25 P which requires a company to evaluate whether a tax position taken by the company will “more likely than not” be sustained upon examination by the appropriate tax authority. The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The Company believes that its income tax filing positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded.

The Company may not be able to utilize the net operating loss carryforwards for its US income taxes in future periods should it experience a change in ownership as defined in Section 382 of the Internal Revenue Code (“IRC”). Under section 382, should the Company experience a more than 50% change in its ownership over a 3 year period, the Company would be limited based on a formula as defined in the IRC to the amount per year it could utilize in that year of the net operating loss carryforwards.

As of June 30, 2020 the Company had not performed an analysis to determine if the Company was subject to the provisions of Section 382. The Company is subject to U.S. federal income tax including state and local jurisdictions. Currently, no federal or state income tax returns are under examination by the respective taxing jurisdictions.

The Company’s accounting policy is to recognize interest and penalties related to uncertain tax positions in income tax expense. The Company has not accrued interest for any periods.

The Company has not filed its federal and state income tax returns for the fiscal years ended June 30, 2020, 2019, 2018, June 30, 2017 and 2016 respectively, however it believes due to the reported losses there is no material liability outstanding.